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                                SUPERPOWER, INC.

                          2002 EQUITY COMPENSATION PLAN



         The purpose of the SuperPower, Inc. 2002 Equity Compensation Plan (the "Plan") is to provide (i) designated employees of SuperPower, Inc., its parent corporation, Intermagnetics General Corporation and any successor (the "Parent"), and subsidiaries of SuperPower, Inc. or the Parent, (ii) certain consultants and advisors who perform services for SuperPower, Inc. or its subsidiaries and (iii) non-employee members of the Board of Directors of SuperPower, Inc. (the "Board") with the opportunity to receive grants of incentive stock options, nonqualified stock options and stock awards. SuperPower, Inc. (the "Company") believes that the Plan will encourage the participants to contribute materially to the growth of the Company, thereby benefiting the Company's shareholders, and will align the economic interests of the participants with those of the shareholders.

         1.  Administration

        (a) Committee. The Plan shall be administered and interpreted by the Board or by a committee appointed by the Board. After an initial public offering of the Company's stock as described in Section 10(b) (an "Initial Public Offering"), the Plan shall be administered by a committee of Board members, which may consist of "outside directors" as defined under section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), and related Treasury regulations and "non-employee directors" as defined under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). However, the Board may ratify or approve any grants as it deems appropriate, and the Board shall approve and administer all grants made to non-employee directors. The committee may delegate authority to one or more subcommittees as it deems appropriate. To the extent that a committee or subcommittee administers the Plan, references in the Plan to the "Board" shall be deemed to refer to the committee or subcommittee.

        (b) Board Authority. The Board shall have the sole authority to (i) determine the individuals to whom grants shall be made under the Plan, (ii) determine the type, size and terms of the grants to be made to each such individual, (iii) determine the time when the grants will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability, (iv) amend the terms of any previously issued grant, and (v) deal with any other matters arising under the Plan.

        (c) Board Determinations. The Board shall have full power and authority to administer and interpret the Plan, to make factual determinations and to adopt or amend such rules, regulations, agreements and instruments for implementing the Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion. The Board's interpretations of the Plan and all determinations made by the Board pursuant to the powers vested in it

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hereunder shall be conclusive and binding on all persons having any interest in the Plan or in any awards granted hereunder. All powers of the Board shall be executed in its sole discretion, in the best interest of the Company, not as a fiduciary, and in keeping with the objectives of the Plan and need not be uniform as to similarly situated individuals.

         2.  Grants

        (a) Awards under the Plan may consist of grants of incentive stock options as described in Section 5 ("Incentive Stock Options"), nonqualified stock options as described in Section 5 ("Nonqualified Stock Options") (Incentive Stock Options and Nonqualified Stock Options are collectively referred to as "Options") and stock awards as described in Section 6 ("Stock Awards") (hereinafter collectively referred to as "Grants"). All Grants shall be subject to the terms and conditions set forth herein and to such other terms and conditions consistent with this Plan as the Board deems appropriate and as are specified in writing by the Board to the individual in a grant instrument or an amendment to the grant instrument (the "Grant Instrument"). All Grants shall be made conditional upon the Grantee's acknowledgement, in writing or by acceptance of the Grant, that all decisions and determination of the Board shall be final and binding on the Grantee, his or her beneficiaries and any other person having or claiming an interest under such Grant. The Board shall approve the form and provisions of each Grant Instrument. Grants under a particular Section of the Plan need not be uniform as among the grantees.

         3.  Shares Subject to the Plan

        (a) Shares Authorized. Subject to adjustment as described below, the aggregate number of shares of common stock of the Company ("Company Stock") that may be issued or transferred under the Plan is 1,200,000 shares. After an Initial Public Offering, the maximum aggregate number of shares of Company Stock that shall be subject to Grants made under the Plan to any individual during any calendar year shall be 200,000 shares, subject to adjustment as described below. The shares may be authorized but unissued shares of Company Stock or reacquired shares of Company Stock, including shares purchased by the Company on the open market for purposes of the Plan. If and to the extent Options granted under the Plan terminate, expire, or are canceled, forfeited, exchanged or surrendered without having been exercised or if any Stock Awards (including restricted Stock Awards received upon the exercise of Options) are forfeited, the shares subject to such Grants shall again be available for purposes of the Plan.

        (b) Adjustments. If there is any change in the number or kind of shares of Company Stock outstanding (i) by reason of a stock dividend, spinoff, recapitalization, stock split, or combination or exchange of shares, (ii) by reason of a merger, reorganization or consolidation, (iii) by reason of a reclassification or change in par value, or (iv) by reason of any other extraordinary or unusual event affecting the outstanding Company Stock as a class without the Company's receipt of consideration, or if the value of outstanding shares of Company Stock is substantially reduced as a result of a spinoff or the Company's payment of an extraordinary dividend or distribution,

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the maximum number of shares of Company Stock available for Grants, the maximum number of shares of Company Stock that any individual participating in the Plan may be granted in any year, the number of shares covered by outstanding Grants, the kind of shares issued under the Plan, and the price per share of such Grants may be appropriately adjusted by the Board to reflect any increase or decrease in the number of, or change in the kind or value of, issued shares of Company Stock to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under such Grants; provided, however, that any fractional shares resulting from such adjustment shall be eliminated. Any adjustments determined by the Board shall be final, binding and conclusive. If required by applicable law, the Board shall be required to make the foregoing adjustments in the event of a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification of the Company's Stock.

         4.  Eligibility for Participation

        (a) Eligible Persons. All employees of the Company, the Parent and the subsidiaries of the Company and the Parent ("Employees"), including Employees who are officers or members of the Board, and members of the Board of the Company who are not Employees ("Non-Employee Directors") shall be eligible to participate in the Plan. Consultants and advisors who perform services for the Company or any of its subsidiaries ("Key Advisors") shall be eligible to participate in the Plan if the Key Advisors render bona fide services to the Company or its subsidiaries, the services are not in connection with the offer and sale of securities in a capital-raising transaction, and the Key Advisors do not directly or indirectly promote or maintain a market for the Company's securities.

        (b) Selection of Grantees. The Board shall select the Employees, Non-Employee Directors and Key Advisors to receive Grants and shall determine the number of shares of Company Stock subject to a particular Grant in such manner as the Board determines. Employees, Key Advisors and Non-Employee Directors who receive Grants under this Plan shall hereinafter be referred to as "Grantees."

         5.  Granting of Options

        (a) Number of Shares. The Board shall determine the number of shares of Company Stock that will be subject to each Grant of Options to Employees, Non-Employee Directors and Key Advisors.

        (b)  Type of Option and Price.

                  (i) The Board may grant Incentive Stock Options that are intended to qualify as "incentive stock options" within the meaning of section 422 of the Code or Nonqualified Stock Options that are not intended so to qualify or any combination of Incentive Stock Options and Nonqualified Stock Options, all in accordance with the terms and conditions set forth herein. Incentive Stock Options may be granted only to Employees who are employed by the Company, the Parent or a corporate subsidiary of the Company. Nonqualified Stock Options may be granted to all Employees, Non-Employee Directors and Key Advisors.

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                  (ii) The purchase price (the "Exercise Price") of Company
Stock subject to an Option shall be determined by the Board and may be equal to, greater than, or less than the Fair Market Value (as defined below) of a share of Company Stock on the date the Option is granted; provided, however, that (x) the Exercise Price of an Incentive Stock Option shall be equal to, or greater than, the Fair Market Value of a share of Company Stock on the date the Incentive Stock Option is granted and (y) an Incentive Stock Option may not be granted to an Employee who, at the time of grant, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any parent or subsidiary of the Company, unless the Exercise Price per share is not less than 110% of the Fair Market Value of Company Stock on the date of grant. However, if required by applicable law, (a) the Exercise Price of a Nonqualified Stock Option shall not be less than 85% of the Fair Market Value of a share of Stock on the date of grant and (b) a Nonqualified Stock Option may not be granted to a person who, at the time of grant, owns securities possessing more than 10% of the total combined voting power of all securities of the Company or any parent or subsidiary of the Company, unless the Exercise Price per share is not less than 110% of the Fair Market Value of a share on the date of grant.

                  (iii) If the Company Stock is publicly traded, then the Fair Market Value per share shall be determined as follows: (x) if the principal trading market for the Company Stock is a national securities exchange or the Nasdaq National Market, the last reported sale price thereof on the relevant date or (if there were no trades on that date) the latest preceding date upon which a sale was reported, or (y) if the Company Stock is not principally traded on such exchange or market, the mean between the last reported "bid" and "asked" prices of Company Stock on the relevant date, as reported on Nasdaq or, if not so reported, as reported by the National Daily Quotation Bureau, Inc. or as reported in a customary financial reporting service, as applicable and as the Board determines. If the Company Stock is not publicly traded or, if publicly traded, is not subject to reported transactions or "bid" or "asked" quotations as set forth above, the Fair Market Value per share shall be as determined by the Board.

        (c) Option Term. The Board shall determine the term of each Option. The term of any Option shall not exceed ten years from the date of grant. However, an Incentive Stock Option that is granted to an Employee who, at the time of grant, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company, or any parent or subsidiary of the Company, may not have a term that exceeds five years from the date of grant.

        (d)  Exercisability of Options.

             (i) Options shall become exercisable in accordance with such terms and conditions, consistent with the Plan, as may be determined by the Board and specified in the Grant Instrument. The Board may accelerate the

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exercisability of any or all outstanding Options at any time for any reason. If required by applicable law, Options granted to persons other than officers, Board members or Key Advisors shall become exercisable over a period of not more than five years and at a rate of not less than 20% per year.

             (ii) The Board may provide in a Grant Instrument that the Grantee may elect to exercise part or all of an Option before it otherwise has become exercisable. Any shares so purchased shall be restricted shares and shall be subject to a repurchase right in favor of the Company during a specified restriction period, with the repurchase price equal to the lesser of the Exercise Price or the Fair Market Value of the shares at the time of repurchase, or such other restrictions as the Board deems appropriate.

        (e) Grants to Non-Exempt Employees. Notwithstanding the foregoing, Options granted to persons who are non-exempt employees under the Fair Labor Standards Act of 1938, as amended, shall have an Exercise Price not less than 85% of the Fair Market Value of the Company Stock on the date of grant, and may not be exercisable for at least six months after the date of grant (except that such Options may become exercisable, as determined by the Board, upon the Grantee's death, Disability or retirement, or upon a Change of Control or other circumstances permitted by applicable regulations).

        (f)  Termination of Employment, Disability or Death.

             (i) Except as provided below, an Option may only be exercised while the Grantee is employed by, or providing service to, the Employer (as defined below) as an Employee, Key Advisor or member of the Board. In the event that a Grantee ceases to be employed by, or provide service to, the Employer for any reason other than Disability, death, or termination for Cause, any Option which is otherwise exercisable by the Grantee shall terminate unless exercised within 90 days after the date on which the Grantee ceases to be employed by, or provide service to, the Employer (or within such other period of time as may be specified by the Board), but in any event no later than the date of expiration of the Option term. Except as otherwise provided by the Board, any of the Grantee's Options that are not otherwise exercisable as of the date on which the Grantee ceases to be employed by, or provide service to, the Employer shall terminate as of such date. If required by applicable law, the post-termination exercise period shall be at least 30 days (but not later than the expiration of the Option term).

             (ii) In the event the Grantee ceases to be employed by, or provide service to, the Company on account of a termination for Cause by the Employer, any Option held by the Grantee shall terminate as of the date the Grantee ceases to be employed by, or provide service to, the Employer. In addition, notwithstanding any other provisions of this Section 5, if the Board determines that the Grantee has engaged in conduct that constitutes Cause at any time while the Grantee is employed by, or providing service to, the Employer or after the Grantee's termination of employment or service, any Option held by the

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Grantee shall immediately terminate, and the Grantee shall automatically forfeit all shares underlying any exercised portion of an Option for which the Company has not yet delivered the share certificates, upon refund by the Company of the Exercise Price paid by the Grantee for such shares. Upon any exercise of an Option, the Company may withhold delivery of share certificates pending resolution of an inquiry that could lead to a finding resulting in a forfeiture.

             (iii) In the event the Grantee ceases to be employed by, or provide service to, the Employer because the Grantee is Disabled, any Option which is otherwise exercisable by the Grantee shall terminate unless exercised within one year after the date on which the Grantee ceases to be employed by, or provide service to, the Employer (or within such other period of time as may be specified by the Board), but in any event no later than the date of expiration of the Option term. Except as otherwise provided by the Board, any of the Grantee's Options which are not otherwise exercisable as of the date on which the Grantee ceases to be employed by, or provide service to, the Employer shall terminate as of such date. If required by applicable law, the post-employment exercise period in the event of Disability shall be at least six months (but not later than the expiration of the Option term).

             (iv) If the Grantee dies while employed by, or providing service to, the Employer or within 90 days after the date on which the Grantee ceases to be employed or provide service on account of a termination specified in Section 5(f)(i) above (or within such other period of time as may be specified by the Board), any Option that is otherwise exercisable by the Grantee shall terminate unless exercised within one year after the date on which the Grantee ceases to be employed by, or provide service to, the Employer (or within such other period of time as may be specified by the Board), but in any event no later than the date of expiration of the Option term. Except as otherwise provided by the Board, any of the Grantee's Options that are not otherwise exercisable as of the date on which the Grantee ceases to be employed by, or provide service to, the Employer shall terminate as of such date. If required by applicable law, the post-employment exercise period in the event of death shall be at least six months (but not later than the expiration of the Option term).

             (v) For purposes of this Section 5(f) and Section 6:

             (A) The term "Employer" shall mean the Company, the Parent and subsidiaries of the Company or the Parent.

             (B) "Employed by, or provide service to, the Employer" shall mean employment or service as an employee of the Company, the Parent or any of their subsidiaries, or as a Key Advisor or member of the Board (so that, for purposes of exercising Options and satisfying conditions with respect to Stock Awards, a Grantee shall not be considered to have terminated employment or service until the Grantee ceases to be an Employee, Key Advisor and member of the Board) unless the Board determines otherwise.

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             (C) "Disability" shall mean a Grantee's becoming disabled within the meaning of section 22(e)(3) of the Code, within the meaning of the Employer's long-term disability plan applicable to the Grantee, or as otherwise determined by the Board.

             (D) "Cause" shall mean, except to the extent specified otherwise by the Board, a finding by the Board that the Grantee (i) has breached his or her employment or service contract with the Employer, (ii) has engaged in disloyalty to the Company, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty, (iii) has disclosed trade secrets or confidential information of the Employer to persons not entitled to receive such information, (iv) has breached any written noncompetition or nonsolicitation agreement between the Grantee and the Employer or (v) has engaged in such other behavior detrimental to the interests of the Employer as the Board determines.

        (g) Exercise of Options. A Grantee may exercise an Option that has become exercisable, in whole or in part, by delivering a notice of exercise to the Company with payment of the Exercise Price. The Grantee shall pay the Exercise Price for an Option as specified by the Board (w) in cash, (x) with the approval of the Board, by delivering shares of Company Stock owned by the Grantee (including Company Stock acquired in connection with the exercise of an Option, subject to such restrictions as the Board deems appropriate) and having a Fair Market Value on the date of exercise equal to the Exercise Price or by attestation (on a form prescribed by the Board) to ownership of shares of Company Stock having a Fair Market Value on the date of exercise equal to the Exercise Price, (y) after an Initial Public Offering, payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board, or (z) by such other method as the Board may approve. The Board may authorize loans by the Company to Grantees in connection with the exercise of an Option, upon such terms and conditions as the Board, in its sole discretion, deems appropriate. Shares of Company Stock used to exercise an Option shall have been held by the Grantee for the requisite period of time to avoid adverse accounting consequences to the Company with respect to the Option. The Grantee shall pay the Exercise Price and the amount of any withholding tax due (pursuant to Section 7) at the time of exercise.

        (h)  Limits on Incentive Stock Options. Each Incentive Stock
Option shall provide that, if the aggregate Fair Market Value of the stock on the date of the grant with respect to which Incentive Stock Options are exercisable for the first time by a Grantee during any calendar year, under the Plan or any other stock option plan of the Company or a parent or subsidiary, exceeds $100,000, then the Option, as to the excess, shall be treated as a Nonqualified Stock Option. An Incentive Stock Option shall not be granted to any person who is not an Employee of the Company, the Parent or a subsidiary (within the meaning of section 424(f) of the Code) of the Company.

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         6.  Stock Awards

         The Board may issue or transfer shares of Company Stock to an Employee, Non-Employee Director or Key Advisor under a Stock Award, upon such terms as the Board deems appropriate. The following provisions are applicable to Stock
Awards:

        (a) General Requirements. Shares of Company Stock issued or transferred pursuant to Stock Awards may be issued or transferred for consideration or for no consideration, and subject to restrictions or no restrictions, as determined by the Board. The Board may establish conditions under which restrictions on Stock Awards shall lapse over a period of time or according to such other criteria as the Board deems appropriate. The period of time during which the Stock Award will remain subject to restrictions will be designated in the Grant Instrument as the "Restriction Period."

        (b) Number of Shares. The Board shall determine the number of shares of Company Stock to be issued or transferred pursuant to a Stock Award and the restrictions applicable to such shares.

        (c) Requirement of Employment or Service. If the Grantee ceases to be employed by, or provide service to, the Employer (as defined in Section 5(f)) during a period designated in the Grant Instrument as the Restriction Period, or if other specified conditions are not met, the Stock Award shall terminate as to all shares covered by the award as to which the restrictions have not lapsed, and those shares of Company Stock must be immediately returned to the Company. The Board may, however, provide for complete or partial exceptions to this requirement as it deems appropriate. If required by applicable law, with respect to Stock Awards granted to persons other than officers, Board members or Key Advisors, the restrictions shall lapse over a period of not more than five years and at a rate of not less than 20% per year.

        (d)  Restrictions on Transfer and Legend on Stock Certificate.
During the Restriction Period, a Grantee may not sell, assign, transfer, pledge or otherwise dispose of the shares of the Stock Award except to a successor under Section 8(a). Each certificate for Stock Awards shall contain a legend giving appropriate notice of the restrictions in the Grant. The Grantee shall be entitled to have the legend removed from the stock certificate covering the shares subject to restrictions when all restrictions on such shares have lapsed. The Board may determine that the Company will not issue certificates for Stock Awards until all restrictions on such shares have lapsed, or that the Company will retain possession of certificates for Stock Awards until all restrictions on such shares have lapsed.

        (e)  Right to Vote and to Receive Dividends. During the
Restriction Period, the Grantee shall have the right to vote shares subject to Stock Awards and to receive any dividends or other distributions paid on such shares, subject to any restrictions deemed appropriate by the Board.

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        (f)  Lapse of Restrictions. All restrictions imposed on Stock
Awards shall lapse upon the expiration of the applicable Restriction Period and the satisfaction of all conditions imposed by the Board. The Board may determine, as to any or all Stock Awards, that the restrictions shall lapse without regard to any Restriction Period.

         7.  Withholding of Taxes

        (a) Required Withholding. All Grants under the Plan shall be subject to applicable federal (including FICA), state and local tax withholding requirements. The Employer may require that the Grantee or other person receiving or exercising Grants pay to the Employer the amount of any federal, state or local taxes that the Employer is required to withhold with respect to such Grants, or the Employer may deduct from other wages paid by the Employer the amount of any withholding taxes due with respect to such Grants.

        (b)  Election to Withhold Shares. If the Board so permits, a
Grantee may elect to satisfy the Employer's income tax withholding obligation with respect to a Grant by having shares withheld up to an amount that does not exceed the Grantee's minimum applicable withholding tax rate for federal (including FICA), state and local tax liabilities. The election must be in a form and manner prescribed by the Board and may be subject to the prior approval of the Board.

         8.  Transferability of Grants

        (a) Nontransferability of Grants. Except as provided below, only the Grantee may exercise rights under a Grant during the Grantee's lifetime. A Grantee may not transfer those rights except (i) by will or by the laws of descent and distribution or (ii) with respect to Grants other than Incentive Stock Options, if permitted in any specific case by the Board, pursuant to a domestic relations order or otherwise as permitted by the Board. When a Grantee dies, the personal representative or other person entitled to succeed to the rights of the Grantee may exercise such rights. Any such successor must furnish proof satisfactory to the Company of his or her right to receive the Grant under the Grantee's will or under the applicable laws of descent and distribution.

        (b) Transfer of Nonqualified Stock Options. Notwithstanding the foregoing, if permitted by applicable law, the Board may provide, in a Grant Instrument, that a Grantee may transfer Nonqualified Stock Options to family members, or one or more trusts or other entities for the benefit of or owned by family members, consistent with applicable securities laws, according to such terms as the Board may determine; provided that the Grantee receives no consideration for the transfer of an Option and the transferred Option shall continue to be subject to the same terms and conditions as were applicable to the Option immediately before the transfer.

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         9.  Right of First Refusal; Repurchase Right

        (a) Offer. Prior to an Initial Public Offering, if at any time an individual desires to sell, encumber, or otherwise dispose of shares of Company Stock that were distributed to him or her under this Plan and that are transferable, the individual may do so only pursuant to a bona fide written offer, and the individual shall first offer the shares to the Company by giving the Company written notice disclosing: (a) the name of the proposed transferee of the Company Stock; (b) the certificate number and number of shares of Company Stock proposed to be transferred or encumbered; (c) the proposed price; (d) all other terms of the proposed transfer; and (e) a written copy of the proposed offer. Within 60 days after receipt of such notice, the Company shall have the option to purchase all or part of such Company Stock at the price and on the terms described in the written notice; provided that the Company may pay such price in installments over a period not to exceed four years, at the discretion of the Board.

        (b) Sale. In the event the Company (or a shareholder, as described below) does not exercise the option to purchase Company Stock, as provided above, the individual shall have the right to sell, encumber, or otherwise dispose of the shares of Company Stock described in subsection (a) at the price and on the terms of the transfer set forth in the written notice to the Company, provided such transfer is effected within 15 days after the expiration of the option period. If the transfer is not effected within such period, the Company must again be given an option to purchase, as provided above.

        (c) Assignment of Rights. The Board, in its sole discretion, may waive the Company's right of first refusal and repurchase right under this
Section 9. If the Company's right of first refusal or repurchase right is so waived, the Board may, in its sole discretion, assign such right to the remaining shareholders of the Company in the same proportion that each shareholder's stock ownership bears to the stock ownership of all the shareholders of the Company, as determined by the Board. To the extent that a shareholder has been given such right and does not purchase his or her allotment, the other shareholders shall have the right to purchase such allotment on the same basis.

        (d)  Purchase by the Company. Prior to an Initial Public
Offering, if a Grantee ceases to be employed by, or provide services to, the Employer, the Company shall have the right to purchase all or part of any Stock distributed to him or her under this Plan at its then current Fair Market Value as determined by the Board (or at such other price as may be established in the Grant Instrument); provided, however, that such repurchase shall be made in accordance with applicable law and shall be made in accordance with applicable accounting rules to avoid adverse accounting treatment.

        (e)  Initial Public Offering. On and after an Initial Public
Offering, the Company shall have no further right to purchase shares of Company Stock under this Section 9.

        (f) Shareholder's Agreement. Notwithstanding the provisions of this Section 9, if the Board requires that a Grantee execute a shareholder's agreement with respect to any Company Stock distributed pursuant to this Plan,

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which contains a right of first refusal or repurchase right, the provisions of this Section 9 shall not apply to such Company Stock, unless the Board determines otherwise.

         10. Change of Control of the Company or Initial Public Offering

        (a) As used herein, a "Change of Control" shall be deemed to have occurred if:

             (i) Any "person" (as such term is used in sections 13(d) and 14(d) of the Exchange Act) (other than the Parent or an affiliate) becomes a "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the voting power of the then outstanding securities of the Company; provided that a Change of Control shall not be deemed to occur as a result of a change of ownership resulting from the death of a shareholder, and a Change of Control shall not be deemed to occur as a result of a transaction in which the Company becomes a subsidiary of another corporation and in which the shareholders of the Company, immediately prior to the transaction, will beneficially own, immediately after the transaction, shares entitling such shareholders to more than 50% of all votes to which all shareholders of the parent corporation would be entitled in the election of directors (without consideration of the rights of any class of stock to elect directors by a separate class vote); or

             (ii) The consummation of (A) a merger or consolidation of the Company with another corporation (other than the Parent or an affiliate) where the shareholders of the Company, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, directly or indirectly, shares entitling such shareholders to more than 50% of all votes to which all shareholders of the surviving corporation would be entitled in the election of directors (without consideration of the rights of any class of stock to elect directors by a separate class vote), (B) a sale or other disposition of all or substantially all of the assets of the Company to an entity other than the Parent or an affiliate or (C) a liquidation or dissolution of the Company.

        (b) As used herein, an "Initial Public Offering" shall mean an initial public offering of Company Stock pursuant to an initial registration of Company Stock under section 12(g) of the Exchange Act.

         11. Consequences of a Change of Control or Initial Public Offering

        (a) Alternatives Upon a Change of Control. In the event of a Change of Control, the Board may take any of the following actions with respect to any or all outstanding Grants: the Board may (i) determine that outstanding Options shall accelerate and become exercisable, in whole or in part, upon the Change of Control or upon such other event as the Board determines, (ii) determine that the restrictions and conditions on outstanding Stock Awards shall lapse, in whole or in part, upon the Change of Control or upon such other event

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

as the Board determines, (iii) determine that outstanding Options that are not exercised shall be assumed by, or replaced with comparable options by, the surviving corporation (or a parent or subsidiary of the surviving corporation) and outstanding Stock Awards shall be converted to Stock Awards of the surviving corporation (or a parent or subsidiary of the surviving corporation), (iv) require that Grantees surrender their outstanding Options in exchange for a payment by the Company, in cash or stock as determined by the Board, in an amount equal to the amount by which the then Fair Market Value of the shares of Company Stock subject to the Grantee's unexercised Options exceeds the Exercise Price of the Options or (v) after giving Grantees an opportunity to exercise their outstanding Options, terminate any or all unexercised Options at such time as the Board deems appropriate. Such surrender or termination shall take place as of the date of the Change of Control or such other date as the Board may specify. The Board shall have no obligation to take any of the foregoing actions.

        (b) Alternatives Upon an Initial Public Offering. If an Initial Public Offering of Company Stock occurs, the Board may determine that selected outstanding Options shall become exercisable, in whole or in part, upon the Initial Public Offering or upon such other event as the Board determines. The Board shall have no obligation to take the foregoing action.

         12. Requirements for Issuance or Transfer of Shares

        (a)  Shareholder's Agreement. The Board may require that a
Grantee execute a shareholder's agreement, with such terms as the Board deems appropriate, with respect to any Company Stock issued or distributed pursuant to this Plan.

        (b)  Limitations on Issuance or Transfer of Shares. No Company
Stock shall be issued or transferred in connection with any Grant hereunder unless and until all legal requirements applicable to the issuance or transfer of such Company Stock have been complied with to the satisfaction of the Board. The Board shall have the right to condition any Grant made to any Grantee hereunder on such Grantee's undertaking in writing to comply with such restrictions on his or her subsequent disposition of such shares of Company Stock as the Board shall deem necessary or advisable, and certificates representing such shares may be legended to reflect any such restrictions. Certificates representing shares of Company Stock issued or transferred under the Plan will be subject to such stop-transfer orders and other restrictions as may be required by applicable laws, regulations and interpretations, including any requirement that a legend be placed thereon.

        (c) Lock-Up Period. If so requested by the Company or any representative of the underwriters (the "Managing Underwriter") in connection with any underwritten offering of securities of the Company under the Securities Act of 1933, as amended (the "Securities Act"), a Grantee (including any successor or assigns) shall not sell or otherwise transfer any shares or other securities of the Company during the 30-day period preceding and the 180-day

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


period following the effective date of a registration statement of the Company filed under the Securities Act for such underwriting (or such shorter period as may be requested by the Managing Underwriter and agreed to by the Company) (the "Market Standoff Period"). The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

         13. Amendment and Termination of the Plan

        (a) Amendment. The Board may amend or terminate the Plan at any time; provided, however, that the Board shall not amend the Plan without by the Company's shareholders if such approval is required in order to comply with the Code or other applicable laws, or, after an Initial Public Offering, to comply with applicable stock exchange requirements.

        (b) Termination of Plan. The Plan shall terminate on the day immediately preceding the tenth anniversary of its effective date, unless the Plan is terminated earlier by the Board or is extended by the Board with the approval of the shareholders.

        (c) Termination and Amendment of Outstanding Grants. A termination or amendment of the Plan that occurs after a Grant is made shall not materially impair the rights of a Grantee unless the Grantee consents or unless the Board acts under Section 19(b). The termination of the Plan shall not impair the power and authority of the Board with respect to an outstanding Grant. Whether or not the Plan has terminated, an outstanding Grant may be terminated or amended under
Section 19(b) or may be amended by agreement of the Company and the Grantee consistent with the Plan.

        (d) Governing Document. The Plan shall be the controlling document. No other statements, representations, explanatory materials or examples, oral or written, may amend the Plan in any manner. The Plan shall be binding upon and enforceable against the Company and its successors and assigns.

         14. Funding of the Plan

         This Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Grants under this Plan. In no event shall interest be paid or accrued on any Grant, including unpaid installments of Grants.

         15. Rights of Participants

         Nothing in this Plan shall entitle any Employee, Key Advisor, Non-Employee Director or other person to any claim or right to be granted a Grant under this Plan. Neither this Plan nor any action taken hereunder shall be construed as giving any individual any rights to be retained by or in the employ of the Employer or any other employment rights.


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


         16. No Fractional Shares

         No fractional shares of Company Stock shall be issued or delivered pursuant to the Plan or any Grant. The Board shall determine whether cash, other awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

         17. Headings

         Section headings are for reference only. In the event of a conflict between a title and the content of a Section, the content of the Section shall control.

         18. Effective Date of the Plan.

        (a) Effective Date. The Plan shall be effective on April 11, 2002. The Plan is adopted subject to shareholder approval of the Plan within 12 months before or after the Plan is adopted.

        (b) Initial Public Offering. The provisions of the Plan that refer to an Initial Public Offering, or that refer to, or are applicable to persons subject to, section 16 of the Exchange Act or section 162(m) of the Code, shall be effective, if at all, upon an Initial Public Offering as defined in Section 10(b) and shall remain effective thereafter for so long as Company Stock is so registered.

         19. Miscellaneous

        (a) Grants in Connection with Corporate Transactions and Otherwise. Nothing contained in this Plan shall be construed to (i) limit the right of the Board to make Grants under this Plan in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business or assets of any corporation, firm or association, including Grants to employees thereof who become Employees, or for other proper corporate purposes, or (ii) limit the right of the Company to grant stock options or make other awards outside of this Plan. Without limiting the foregoing, the Board may make a Grant to an employee of another corporation who becomes an Employee by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving the Company, the Parent or any of their subsidiaries in substitution for a stock option or Stock Awards grant made by such corporation. The terms and conditions of the substitute grants may vary from the terms and conditions required by the Plan and from those of the substituted stock incentives. The Board shall prescribe the provisions of the substitute grants.

        (b) Compliance with Law. The Plan, the exercise of Options and the obligations of the Company to issue or transfer shares of Company Stock under Grants shall be subject to all applicable laws and to approvals by any governmental or regulatory agency as may be required. With respect to persons subject to section 16 of the Exchange Act, after an Initial Public Offering it is the intent of the Company that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3 or its successors under the

Exchange Act. In addition, it is the intent of the Company that the Plan and applicable Grants under the Plan comply with the applicable provisions of section 162(m) of the Code, after an Initial Public Offering, and section 422 of the Code. To the extent that any legal requirement of section 16 of the Exchange Act or section 162(m) or 422 of the Code as set forth in the Plan ceases to be required under section 16 of the Exchange Act or section 162(m) or 422 of the Code, that Plan provision shall cease to apply. The Board may revoke any Grant if it is contrary to law or modify a Grant to bring it into compliance with any valid and mandatory government regulation. The Board may also adopt rules regarding the withholding of taxes on payments to Grantees. The Board may, in its sole discretion, agree to limit its authority under this Section.

        (c) Employees Subject to Taxation Outside the United States. With respect to Grantees who are subject to taxation in countries other than the United States, the Board may make Grants on such terms and conditions as the Board deems appropriate to comply with the laws of the applicable countries, and the Board may create such procedures, addenda and subplans and make such modifications as may be necessary or advisable to comply with such laws.

        (d) Financial Statements. If required by applicable law, the Company will provide Grantees with financial statements of the Company at least annually.

        (e) Governing Law. The validity, construction, interpretation and effect of the Plan and Grant Instruments issued under the Plan shall be governed and construed by and determined in accordance with the laws of the State of Delaware, without giving effect to the conflict of laws provisions thereof.


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